Other Income/(Loss) (Net) - Summary of Other Income/(Loss) (Net) (Detail) ₨ in Millions, $ in Millions	12 Months Ended
	Mar. 31, 2023 USD ($)	Mar. 31, 2023 INR (₨)	Mar. 31, 2022 INR (₨)	Mar. 31, 2021 INR (₨)
Disclosure Of Other Income Loss[abstract]
Miscellaneous income	$ 215.5	₨ 17,710.8	₨ 17,624.3	₨ 13,916.1
Incentives	274.4	22,540.3	13,383.0	12,475.7
Gain / (Loss) on change in fair value of commodity derivatives	(172.2)	(14,148.3)	13,705.7	13,820.9
Dividend income from investments measured at FVTOCI	5.6	464.2	342.2	183.7
Profit on sale of investments measured at FVTPL	37.1	3,048.8	2,137.0	1,772.6
Fair value gain/(loss) on investments measured at FVTPL	11.4	932.7	528.6	199.1
Total	$ 371.8	₨ 30,548.5	₨ 47,720.8	₨ 42,368.1